Five year agreement with East China University of Science and Technology to establish a Co-op Research and Development Center.

华东理工大学药学院与寿光市裕鑫化工有限公司

开展长期科技研发合作的协议

甲方：寿光市裕鑫化工有限公司　Party A: Shouguang Yuxin Chemical Industry Company Limited (SYCI),

乙方：华东理工大学药学院　Party B: East China University of Science and Technology Medical School (ECU)

寿光市裕鑫化工有限公司始建于一九九二年，地处寿光市北部胜利油田滨海采油厂中心，注册资本 1099 万元；生产、销售化工产品、石油配件及防腐保温工程服务等，企业已通过 ISO9001-2000 国际质量体系认证，中石化一级供应网员单位、中石油能源一号网员单位、省级"守信用、重合同"企业。十几年来，公司致力于油田化学助剂、造纸化学品、农药乳化剂和乳化阻燃剂的开发、研制、生产与销售。公司秉承"诚信、求实、创新、高效"的经营理念，充分利用区域资源优势，挖掘市场之潜力，产品销往胜利油田、大庆油田、中原油田、塔里木油田等各大油田和中、大型造纸企业及部分大中型农药生产企业。公司技术力量雄厚，检测手段完善，拥有多名专家、教授、博士等高科技人才，吸收国内外高新技术，从事新产品的研制和开发。高品位、高质量的产品，始终在同行业中占据领先地位。

The introduction of SYCI.

华东理工大学成立于 1952 年，是全国第一所以化工特色闻名的高等院校，经过半个多世纪的发展建设，学校已经成为特色鲜明、理工、农医、经管、文法多学科研究型重点大学。华东理工大学药学院制药工程专业是国内最早设立的化学制药工学专业，不仅培养了大批制药、精细化工的领军人才，而且有多项科研成果获得推广并获省部级以上奖项。

The introduction of ECU

寿光市裕鑫化工有限公司（以下简称甲方）和华东理工大学药学院（以下简称乙方）本着"诚信、互惠"的宗旨决定建立长期合作关系，建立合作研究室，承担甲方提出的科研任务，为甲方的企业发展提供科技动力。经商议双方承担下列责任与义务：

1. 甲方每年向乙方提供伍拾万元的研究经费用于科学研究，每年的六月十五日前支付。Party A provides Party B with $500,000 each year.
2. 乙方每年完成甲方提出的 2-3 个精细化工产品工艺研究任务，为其工业化提供指导。乙方的研发任务主要由华东理工大学药学院谢亚飞教授课题组承担。Party B should have completed the development of 2-3 new refining chemical compounds each year.
3. 双方对共同确立的开发产品享有同等的知识产权，乙方为第一权利人，甲方

Both partys have equal right of the intellectual property of the developments completed in the R&D center within the contract expiration date.

为第二权利人。由此形成的荣誉乙方为第一荣誉人，甲方为第二荣誉人。

4. 双方对开发产品的知识成果负有保密义务，未经一方同意，任何一方不得向第三方转让相关技术。如出现一方向第三方转让相关技术，应赔偿对方经济损失伍拾万元。

Both partys have to keep confidential toward the developments completed in the R&D center. If one of the parties reveal the contents of the developments to any third party, the revealing party should pay for the indemnification amount to $500,000 to the other party.

5. 甲方负责乙方来寿光工作期间的往返差旅和食宿费用。

6. 乙方对甲方的企业发展提供其它必要的技术咨询服务。

7. 该协议有效期为五年（2007 年 6 月 15 日至 2012 年 6 月 14 日）。之后可根据发展需要续签。

The agreement is effective as of 6/15/2007 and will be expired on 6/14/2012.

8. 该协议双方代表签字、加盖公章以及乙方收到甲方的第一笔伍拾万元经费后开始生效。

9. 该协议生效后乙方应积极协助甲方建立自己的科研基地，开展人才引进、培训等工作。

10. 未尽事宜双方友好协商解决。

11. 其他：本协议中所涉及到的金额单位均为美元。

甲方联系人：杨磊

乙方联系人：冀亚飞

华东理工大学帐户：

帐户单位：华东理工大学

开户行：上海农行徐汇区漕溪支行

帐号：033296-08017003862

甲方：寿光市裕鑫化工有限公司（公章） 乙方：华东理工大学药学院（公章）

代表人（签字）： 代表人（签字）：

2007 年 6 月 11 日